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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           ----------------------

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): February 24, 2006

                       FARMSTEAD TELEPHONE GROUP, INC.
           (Exact name of registrant as specified in its charter)


          Delaware                     0-15938              06-1205743
(State or other jurisdiction   (Commission File Number)   (IRS Employer
       of incorporation)                                Identification No.)


         22 Prestige Park Circle, East Hartford, CT      06108-3728
          (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code: (860) 610-6000


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       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      In connection with the issuance of warrants at an exercise price of $1.27 per share, issued to Sotomar - Empreendimentos Industriais e Imobiliarios, SA, the Company's placement agent, and to a bridge loan investor, as more fully described in the Company's Current Report of Form 8-K filed with the Securities and Exchange Commission on February 14, 2006, the Fixed Conversion Price ("FCP") of the Company's Secured Revolving Note and Secured Convertible Minimum Borrowing Note issued to the Laurus Master Fund, Ltd., ("Laurus") has been adjusted from $1.54 to $1.27, effective January 30, 2006. Pursuant to the note agreements, the adjustment is required in the event that the Company issues securities to a person other than Laurus at an offer price below the FCP currently in effect. Options or warrants issued under any employment incentive or Company stock option plan, or in connection with the acquisition of a wholly-owned subsidiary in which neither the Company nor acquired subsidiary receives any cash consideration, are excluded from the adjustment provisions.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      On February 17, 2006 the Company sold 44,117 Unit shares of Series A Preferred Stock to Meadowbrook Opportunity Fund LLC (the "Investor") at a price of $17.00 per Unit. Each Unit consists of (i) one share of the Company's Series A Preferred Stock, $.001 par value per share, and (ii) a Warrant to purchase five shares of the Company's Common Stock, par value $.001 per share, at an exercise price of $2.125 per share ( the Series A Preferred Stock and the Warrant together " Securities"). The Securities were not registered under the Securities Act of 1933, as amended, or applicable state securities laws. The Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933, as amended, and applicable state securities laws, pursuant to registration or exemption from those laws.

      The proceeds received by the Company, net of fees and expenses incurred by the Company's placement agent, were $673,000.

      The following describes certain of the material terms of this transaction. The description below is not a complete description of the terms of the financing transaction and is qualified in its entirety by reference to the agreements entered into in connection therewith which are included as exhibits to this Current Report on Form 8-K.

      Series A Preferred Stock.    The Investor received certain rights in
connection with its purchase of the Series A Preferred Stock:

      * The Investor shall be entitled to receive in preference to any dividend on the Common Stock a cumulative non-compounding dividend at the rate of 8% per annum of the original Preferred A Per Share Price.

      * In the event of any liquidation or winding up of the Company, the Investor shall be entitled to receive in preference to the holders of the Common Stock an amount equal to two times the original Preferred A Per Share Price plus any declared but unpaid dividends.

      * The conversion price of the Series A Preferred Stock will be subject to a weighted average adjustment (based on all deemed outstanding shares of Common Stock and shares of Preferred Stock) and to reduce dilution in the event that the Company issues additional equity securities (other than the shares reserved for issuance under or to Laurus Master Fund Ltd., the Company's Stock Option Plan, the Company's Employee Stock Purchase Plan, employees, officers, consultants and directors of the Company, and under other currently existing options, warrants and obligations to issue shares) at a purchase price less than the Series A Preferred Stock conversion price. The Series A Preferred Stock conversion price will also be subject to proportional adjustment for stock splits, stock dividends,


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            recapitalizations and the like.

      * The Series A Preferred Stock will vote together with the Common Stock and not as a separate class except as required by law, however, the Series A Preferred Stock, exclusively and as a separate class, will be entitled to elect one (1) director of the Corporation. Each share of Series A Preferred Stock shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such share of Series A Preferred Stock .

      The foregoing provisions were incorporated in the Certificate of Designation filed with the Secretary of State of the State of Delaware on February 17, 2006.

      Warrant to Purchase Shares of Stock.     The Investor received a
warrant to purchase up to an aggregate 220,585 shares of the Company's common stock at an exercise price of $2.125 per share. The warrant expires five years from issuance. In lieu of exercising the warrant with cash, the Holder may elect to receive that number of shares of common stock equal to the value of the warrant (or that portion being exercised) at the time of exercise.

      Registration rights.    The Company agreed to use its best efforts to
register the common stock underlying the Secuirities for resale via a Form S-3 or other appropriate registration statement ("Registration Statement") within 90 days after the completion of the Series A Offering. The Company agreed to respond to Securities and Exchange Commission Registration Statement comments within 10 days and request effectiveness of the Registration Statement within 3 days of "no review" or "no further comments".

      Pursuant to the terms of a $1,000,000 Convertible Promissory Note issued to Sotomar - Empreendimentos Industriais e Imobiliarios, SA, (the "Sotomar Note") on February 8, 2006, and as a result of the aforementioned sale of Series A Preferred Stock, on February 17, 2006 the Sotomar Note, together with interest accrued thereon, converted into 58,970 shares of Series A Preferred Stock.


ITEM 9. 01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

      99.1 Series A Preferred Stock and Warrant Purchase Agreement dated February 17, 2006, entered into with Meadowbrook Opportunity Fund LLC


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FARMSTEAD TELEPHONE GROUP, INC.


                                          By: /s/ Robert G. LaVigne
                                          -------------------------
                                          Robert G. LaVigne
                                          Executive Vice President &
                                          Chief Financial Officer

Date:  February 24, 2006

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